Exhibit 32.1

ForeverGreen Worldwide Corp.

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officers of ForeverGreen Worldwide Corp. certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

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the annual report on Form 10-K of the Company for the year ended December 31, 2018, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•

the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 4, 2020	/s/ Allen K. Davis Allen K. Davis Chief Executive Officer
Date: March 4, 2020	/s/ Jeanette K. Foss Jeanette K. Foss Chief Financial Officer